                                                                   EX.99.906CERT

                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The
Metzler/Payden Investment Group (the "Trust") hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended October 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: December 30, 2008

                                     The Metzler/Payden Investment Group

                                     /s/ SCOTT J. WEINER
                                     -----------------------------------
                                     Scott J. Weiner
                                     Chairman and President

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to The Metzler/Payden Investment Group and will be retained by The Metzler/Payden Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

                                                                   EX.99.906CERT

                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The
Metzler/Payden Investment Group (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended October 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: December 30, 2008

                                     The Metzler/Payden Investment Group

                                     /s/ BRIAN W. MATTHEWS
                                     -----------------------------------
                                     Brian W. Matthews
                                     Vice President and Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to The Metzler/Payden Investment Group and will be retained by The Metzler/Payden Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.